Radian Interactive Value

Calculated Price:	$225,881	Order Id:	32732026-5
Radian Interactive Value Date:	7/14/2020	Vendor Id:	
Loan No.:	2	Invoice Id:	

Subject Property Address

4672 W Soapstone Drive, Fayetteville, AR, 72704

Is this property currently Listed?	No
If yes, what is the current list price?	N/A
Current DOM?	N/A
Previous list price?	$229,900
Previous list date?	8/29/2019
Previous sold price?	$217,500
Previous sale date?	10/11/2019



Subject List Date: 8/29/2019

MLS Name: Northwest Arkansas Board of REALTORS Multiple Listing Service

MLS Comments:
Fabulous well built all brick west fayetteville home! Move in ready 3 bedroom 2 bath home with split floor plan. Amenities include built-in bookcase, granite counters, jacuzzi tub, gas fireplace, security system, surround sounds, rain gutters around entire home, oversized garage, landscaping and lots of storage! Must see!

DEPRESSED MARKET GRID

	Listings	Listings %	Pending	Pending %	Solds	Solds %
Retail:	6	100	29	96.67	124	99.2
Short Sale:	0	0	0	0	0	0
REO:	0	0	1	3.33	1	0.8

MARKET DATA

Days:	0 - 90	91 - 180	181 - 270	271 - 365
Total # of Sales (Solds):	25	38	31	31
Absorption Rate (Sales per Month):	8.33	12.67	10.33	10.33
Inventory (Listing and Pending):	36	36	36	36
Months Supply:	4.32	2.84	3.48	3.48

	ACTIVE		SOLD		
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 365 Days
Low:	$189,000	$150,000	$137,500	$147,400	$146,000
High:	$700,000	$349,900	$529,950	$486,643	$399,383
Median:	$294,000	$211,915	$239,000	$217,250	$232,000
Average:	$365,333	$221,736	$246,897	$230,205	$246,117
Median DOM:	3	31	30	46	34

MARKET ANALYSIS

Current Active Listing: 6

Current Pending (UC): 30

Portfolio History

Date	Product	As Is Sale Price

FILTERED NEIGHBORHOOD STATISTICS

FILTERS Sqft: to YrBuilt: to Bed: to

Days:	0 - 90	91 - 180	181 - 270	271 - 365
Total # of Sold:	25	38	31	31
% of Retail Solds:	100%	97.37 %	100%	100%
% of Short Sale Solds:	0%	0%	0%	0%
% of REO Solds:	0%	2.63 %	0%	0%
Median of Sold Price:	$239,000	$217,250	$233,270	$232,000

MEDIAN TRENDING DATA

Contract Date	Number of Sales	Median Price
Nov - Jan-20	37	$233,270
Dec - Feb-20	37	$235,000
Jan - Mar-20	38	$231,475
Feb - Apr-20	35	$209,445
Mar - May-20	29	$208,521
Apr - Jun-20	27	$236,500

MSA:Fayetteville-Springdale-Rogers, AR-MO ; COUNTY:Washington


Home Price - Annual % Change
20%
15%
10%
5%
0%
-5%
-10%
-15%
Annual % Change
Jan 16
Jan 17
Jan 18
Jan 19
Jan 20
State
MSA
County

Subject Street Address	City	Zip	Bed	Bath	Sq. Ft.	Units	Garage	Lot Size	Year Built	Style	DNA Source
4672 W Soapstone Drive	Fayetteville	72704	3	2.00	1914	1	2.00	0.2400	2006	Traditional	User

SOLD

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	TOT DOM	SP $/ SqFt	COE Date	Sold Price
#1	4751 W Trail Dust Street	Fayetteville	72704	3	2.00	1969	1	2.00	0.2400	2007	0.07	3/30/2020	$229,000	59	88	$111	6/26/2020	$219,000
#2	4723 W Homespun Drive	Fayetteville	72704	3	2.00	1911	1	2.00	0.2400	2007	0.09	4/16/2020	$239,500	15	47	$124	6/2/2020	$236,500
#3	4772 W Homespun Drive	Fayetteville	72704	3	2.00	1959	1	2.00	0.2700	2008	0.14	4/16/2020	$245,000	40	67	$123	6/22/2020	$241,000

Exception Reason Code:

Exception Comments:

Summary Comments:

Prod Review Type:	Review Form Current
Reviewer:	
Reviewer Partner:	
Retail: 99.20 %	Distressed: 0.80 %
Quick Sale Price	$0

Radian Interactive Value Date 7/14/2020 As of Date N/A	Calculated Price: $225,881

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: **Subject:** 4672 W Soapstone Drive Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1914 **Built:** 2006 **Garage:** 2.00 **Lot:** 0.2400 **PropType:** Single Family

Order ID: 32732026-5

Retail Market: 99.20 %	**Distressed Market:** 0.80 %
Quick Sale Price: $0	**Calculated Price:** $225,881

Supply and Demand in Washington County

	Trending Data	Jun-19	Jul-19	Aug-19	Sep-19	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Listed Units	1,393	1,361	1,350	1,338	1,383	1,345	1,169	1,172	1,218	1,295	1,285	1,277
#	Pending Units	567	518	523	521	478	493	441	488	576	600	637	701
#	Sold Units	362	394	346	284	279	254	319	298	278	309	325	347
Median	List Price	$249,000	$248,486	$249,000	$247,750	$248,000	$247,475	$247,795	$249,700	$250,000	$249,900	$247,800	$256,000
Median	Pending Price	$219,950	$210,000	$215,000	$215,000	$220,000	$215,000	$213,000	$209,000	$215,000	$214,162	$212,000	$219,700
Median	Sold Price	$211,000	$220,750	$205,000	$200,000	$199,900	$218,000	$207,829	$200,500	$214,000	$217,600	$222,000	$210,000
Median	Listed DOM	54	60	60	63	65	71	83	80	61	53	57	63
Median	Sold DOM	71	60	64	75	67	79	73	84	76	77	68	66
%	Original List to Sales	98.14 %	98.35 %	95.39 %	97.09 %	96.57 %	99.09 %	97.57 %	95.48 %	97.72 %	98.91 %	98.81 %	96.55 %
%	Last List to Sales	98.16 %	98.35 %	97.62 %	100%	97.56 %	99.14 %	99.20 %	97.80 %	99.26 %	99.41 %	100%	97.67 %

Supply and Demand in Washington County



Total
Price
Period
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Listed Units
Pending Units
Sold Units
List Price
Sold Price
Pending Price

Listed by Comp Type

	Trending Data	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20
#	Retail Units	1,141	1,187	1,254	1,250	1,239	1,154
#	REO Units	30	29	40	34	37	32
#	Short Sale Units	1	2	1	1	1	2
Median	Retail Listed	$249,900	$252,000	$251,144	$249,500	$257,000	$264,450
Median	REO Listed	$183,850	$159,950	$181,350	$185,000	$180,000	$164,450
Median	SS Listed	$505,000	$337,500	$170,000	$170,000	$170,000	$524,850
Median	Retail DOM	81	62	54	57	62	60
Median	REO DOM	52	42	39	56	69	80
Median	SS DOM	218	126	36	66	97	9

Sold by Comp Type

	Trending Data	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20
#	Retail Units	285	268	300	314	340	416
#	REO Units	13	10	8	11	7	8
#	Short Sale Units			1			1
Median	Retail Sales	$203,800	$212,750	$217,950	$223,500	$210,000	$225,000
Median	REO Sales	$160,000	$222,000	$160,245	$135,000	$365,000	$367,500
Median	SS Sales			$515,500			$170,500
Median	Retail DOM	85	76	77	68	66	67
Median	REO DOM	77	69	41	51	73	98
Median	SS DOM	0	0	274	0	0	122

Listed



Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Jun 2020
Retail Units
Short Sale Units
Distressed Listed
SS Listed
Distressed Units
Retail Listed

Sold



Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Jun 2020
Retail Units
Short Sale Units
Distressed Sales
SS Sales
Distressed Units
Retail Sales

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: **Subject:** 4672 W Soapstone Drive Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1914 **Built:** 2006 **Garage:** 2.00 **Lot:** 0.2400 **PropType:** Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	**Distressed Market:**	0.80 %
Quick Sale Price:	$0	**Calculated Price:**	$225,881

RedBell Real Estate

Supply and Demand in Zip code 72704

	Trending Data	Jun-19	Jul-19	Aug-19	Sep-19	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Listed Units	247	267	274	264	253	230	203	188	211	231	239	244
#	Pending Units	115	132	128	130	110	106	102	92	130	147	154	175
#	Sold Units	53	62	69	49	58	59	66	57	47	56	72	59
Median	List Price	$239,900	$235,250	$233,197	$233,435	$239,900	$241,414	$241,625	$250,725	$239,000	$236,500	$233,950	$229,950
Median	Pending Price	$239,000	$228,550	$229,950	$229,750	$232,900	$229,950	$216,000	$209,229	$209,450	$212,450	$212,646	$215,000
Median	Sold Price	$219,250	$238,250	$219,200	$206,500	$209,225	$227,500	$220,000	$218,000	$216,500	$206,772	$211,925	$220,000
Median	Listed DOM	49	48	54	68	78	90	96	87	51	46	49	58
Median	Sold DOM	79	59	58	84	88	91	80	113	78	98	61	61
%	Original List to Sales	99.70 %	99.58 %	97.51 %	100.73 %	98.46 %	98.91 %	98.13 %	94.80 %	98.41 %	99.89 %	99.05 %	98.88 %
%	Last List to Sales	99.70 %	99.58 %	99.68 %	100.73 %	98.60 %	98.93 %	98.67 %	97.15 %	98.41 %	99.52 %	100.36 %	98.88 %

Supply and Demand in Zip: 72704



Total
Price
Period
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Listed Units
Pending Units
Sold Units
List Price
Sold Price
Pending Price

Listed by Comp Type

	Trending Data	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20
#	Retail Units	186	207	224	235	241	232
#	REO Units	2	4	7	4	3	2
#	Short Sale Units						
Median	Retail Listed	$250,725	$239,900	$238,500	$233,950	$229,900	$223,841
Median	REO Listed	$247,000	$152,450	$202,137	$314,000	$400,000	$793,500
Median	SS Listed						
Median	Retail DOM	87	53	47	49	59	72
Median	REO DOM	53	8	27	36	55	78
Median	SS DOM	0	0	0	0	0	0

Sold by Comp Type

	Trending Data	Jan-20	Feb-20	Mar-20	Apr-20	May-20	Jun-20
#	Retail Units	56	46	55	68	58	81
#	REO Units	1	1	1	4	1	1
#	Short Sale Units						
Median	Retail Sales	$218,000	$216,250	$207,000	$221,250	$216,475	$233,950
Median	REO Sales	$249,900	$229,000	$184,000	$117,500	$223,500	$370,000
Median	SS Sales						
Median	Retail DOM	113	77	103	62	59	51
Median	REO DOM	58	120	44	40	64	108
Median	SS DOM	0	0	0	0	0	0

Listed



Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Jun 2020
Retail Units
Short Sale Units
Distressed Listed
SS Listed
Distressed Units
Retail Listed

Sold



Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Jun 2020
Retail Units
Short Sale Units
Distressed Sales
SS Sales
Distressed Units
Retail Sales

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: **Subject:** 4672 W Soapstone Drive Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1914 **Built:** 2006 **Garage:** 2.00 **Lot:** 0.2400 **PropType:** Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	**Distressed Market:**	0.80 %
Quick Sale Price:	$0	**Calculated Price:**	$225,881

LISTING HISTORY

MLS Name	Listing Number	List Date	Status	List Price	Chg Date	COE Date	Sold Price	Sale Type	Cumulative List Days
Northwest Arkansas Board of REALTORS Multiple Listing Service	1124569		Sold	$225,000		10/11/2019	$217,500	Retail	43
Northwest Arkansas Board of REALTORS Multiple Listing Service	1124569		Under Contract	$225,000	9/24/2019			Retail	26
Northwest Arkansas Board of REALTORS Multiple Listing Service	1124569		Price Change	$225,000	9/10/2019			Retail	12
Northwest Arkansas Board of REALTORS Multiple Listing Service	1124569		Listed	$229,900				Retail	0
Northwest Arkansas Board of REALTORS Multiple Listing Service	1071328		Sold	$221,500		3/9/2018	$209,500	Retail	38
Northwest Arkansas Board of REALTORS Multiple Listing Service	1071328		Listed	$221,500				Retail	0
Northwest Arkansas Board of REALTORS Multiple Listing Service	710191		Sold	$175,500		12/19/2014	$175,500	Retail	178
Northwest Arkansas Board of REALTORS Multiple Listing Service	710191		Listed	$175,500				Retail	0
Northwest Arkansas Board of REALTORS Multiple Listing Service	615334		Sold	$169,000		1/14/2011	$163,000	REO	128
Northwest Arkansas Board of REALTORS Multiple Listing Service	615334		Listed	$169,000				REO	0
Northwest Arkansas Board of REALTORS Multiple Listing Service	573576		Sold	$198,900		6/9/2009	$192,000	Retail	43
Northwest Arkansas Board of REALTORS Multiple Listing Service	573576		Listed	$198,900				Retail	0

Date: **Subject:** 4672 W Soapstone Drive Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1914 **Built:** 2006 **Garage:** 2.00 **Lot:** 0.2400 **PropType:** Single Family

Order ID: 32732026-5

Retail Market: 99.20 % **Distressed Market:** 0.80 %

Quick Sale Price: $0 **Calculated Price:** $225,881

SOLD COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	COE Date	Sold Price	ACT DOM	TOT DOM	SP/Sqft	% Valuation	Included
#1	4751 W Trail Dust Street	Fayetteville	72704	3	2.00	1969	1	2.00	0.2400	2007	0.07	3/30/2020	$229,000	6/26/2020	$219,000	59	88	$111	42.05 %	x
#2	4723 W Homespun Drive	Fayetteville	72704	3	2.00	1911	1	2.00	0.2400	2007	0.09	4/16/2020	$239,500	6/2/2020	$236,500	15	47	$124	35.62 %	x
#3	4772 W Homespun Drive	Fayetteville	72704	3	2.00	1959	1	2.00	0.2700	2008	0.14	4/16/2020	$245,000	6/22/2020	$241,000	40	67	$123	22.33 %	x
#4	4691 W Tumbleweed Street	Fayetteville	72704	3	2.00	1921	1	2.00	0.2570	2007	0.15	4/15/2020	$230,000	6/2/2020	$238,000	8	48	$124	0%	
#5	589 N Keats Drive	Fayetteville	72704	4	3.50	1974	1	2.00	0.1000	2016	0.39	2/17/2020	$240,500	7/7/2020	$239,000	1	141	$121	0%	
#6	566 N Keats Drive	Fayetteville	72704	4	3.50	1974	1	2.00	0.1100	2016	0.41	5/28/2020	$240,000	7/10/2020	$240,000	2	43	$122	0%	
#7	650 N Longfellow Lane	Fayetteville	72704	4	3.50	1974	1	2.00	0.1000	2016	0.38	2/5/2020	$239,000	6/18/2020	$239,000	1	134	$121	0%	
#8	4278 W Anthem Drive	Fayetteville	72704	3	2.00	1787	1	2.00	0.1900	2020	0.45	8/7/2019	$241,625	4/15/2020	$241,625	175	252	$135	0%	
#9	548 N Mulligan Drive	Fayetteville	72704	3	2.00	2301	1	2.00	0.2600	2006	0.30	2/4/2020	$270,000	6/5/2020	$260,000	85	122	$113	0%	
#10	4297 W Bell Flower Drive	Fayetteville	72704	3	2.00	1973	1	2.00	0.2800	1997	0.38	4/2/2020	$198,000	5/29/2020	$198,000	20	57	$100	0%	
#11	4214 W Anthem Drive	Fayetteville	72704	3	2.50	1944	1	2.00	0.3700	2020	0.58	1/7/2020	$265,730	5/28/2020	$265,730	30	142	$137	0%	
#12	1311 N Sicily Lane	Fayetteville	72704	3	3.50	1939	1	2.00	0.1297	2018	0.74	11/20/2019	$256,750	7/2/2020	$252,070	180	225	$130	0%	
#13	4197 W Anthem Drive	Fayetteville	72704	3	2.00	1358	1	2.00	0.1600	2020	0.46	12/5/2019	$186,950	5/21/2020	$186,950	134	168	$138	0%	
#14	1312 Cannondale Drive	Fayetteville	72704	4	2.00	2088	1	2.00	0.3100	2004	0.65	4/2/2020	$227,000	6/11/2020	$220,000	41	70	$105	0%	
#15	4588 W Oldham Drive	Fayetteville	72704	4	3.00	2549	1	3.00	0.2200	2019	0.31	3/10/2020	$360,000	4/29/2020	$350,000	9	50	$137	0%	
#16	4525 W Loftywood Drive	Fayetteville	72704	4	3.00	2679	1	3.00	0.2600	2013	0.20	3/26/2020	$330,000	4/29/2020	$330,000	4	34	$123	0%	
#17	4287 W Divide Drive	Fayetteville	72704	3	2.00	1585	1	2.00	0.1700	2020	0.63	1/17/2020	$212,950	5/7/2020	$212,950	83	111	$134	0%	
#18	4202 W Anthem Drive	Fayetteville	72704	3	2.00	1556	1	2.00	0.2100	2020	0.60	12/4/2019	$206,251	4/17/2020	$206,251	112	135	$133	0%	
#19	1335 N Sicily Lane	Fayetteville	72704	4	4.50	2080	1	2.00	0.2229	2020	0.74	5/3/2020	$270,400	6/15/2020	$270,400	1	43	$130	0%	
#20	1311 Cannondale Drive	Fayetteville	72704	3	2.00	1455	1	2.00	0.2700	2006	0.66	2/24/2020	$174,900	4/22/2020	$168,500	28	58	$116	0%	

Sold #1 (0.07 miles)

4751 W Trail Dust Street



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,969
SQFT: 1,969
Year Built: 2007
Basement:
Pool: N/A
Waterfront:
Sale Price: $219,000
Concessions:
COE Date: 6/26/2020
List Date: 3/30/2020
ACT DOM: 59
TOT DOM: 88
List Price: $229,000
Listing #: 1143352

Subdivision: Persimmon Pl

School District: Fayetteville

MLS Comments:
Beautifully maintained home in nice neighborhood! This home has a wonderful homey feel the second you walk in! It boasts of a split-floor plan, walk-in closets, whirlpool tub with split shower (in master bedroom). Perfectly move-in ready!!! Would also make a great investment house due to the area it is in (so close to fayetteville (uofa and elementary school/middle schools) and farmington). Don't miss out on this one!

Sold #2 (0.09 miles)

4723 W Homespun Drive



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,911
SQFT: 1,911
Year Built: 2007
Basement:
Pool: N/A
Waterfront:
Sale Price: $236,500
Concessions:
COE Date: 6/2/2020
List Date: 4/16/2020
ACT DOM: 15
TOT DOM: 47
List Price: $239,500
Listing #: 1144813

Subdivision: Persimmon Place

School District: Fayetteville

MLS Comments:
Move-in ready, all brick home in w fayetteville within the fayetteville sch dist. Vacant & easy to show! 3bd/2ba plus an office & a very nice 8x8 outbuilding. Brand new: carpet, paint, wood laminate flooring (30-year warranty), thermostat & smoke detectors. New in 2016: outbuilding, high-end stainless-steel kitchen appliances (upgraded bosch quiet dw), & cabinet in laundry rm with counter & clothes hanging area. Other amenities include eat-in kitchen w/ pantry, spacious lr, privacy fence, split-floor plan, gutters, walk-in closets & more. Large master bath with jacuzzi, walk-in shower, his and hers closets & private toilet. Refrigerator (2016) & washer/dryer (2019) will convey with acceptable offer. Great location for schools/shopping and just 5 minutes to i-49 & 10 minutes to u of a.

Sold #3 (0.14 miles)

4772 W Homespun Drive



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,959
SQFT: 1,959
Year Built: 2008
Basement:
Pool: N/A
Waterfront:
Sale Price: $241,000
Concessions:
COE Date: 6/22/2020
List Date: 4/16/2020
ACT DOM: 40
TOT DOM: 67
List Price: $245,000
Listing #: 1144846

Subdivision: Persimmon Place Sub

School District: Fayetteville

MLS Comments:
Location, location! This home is located off wedington in west fayetteville on a quiet street. This home is pristine and ready for new owners. The home features open-split floor plan. Large open living room and dining room. The kitchen offers tons of space, ample counter & cabinet space with panty. Granite counters and breakfast nook. Privacy fenced backyard w/plenty of room to play, host a bbq, & plant a garden. New paint! Call today for a showing of this amazing property!

Date: **Subject:** 4672 W Soapstone Drive Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1914 **Built:** 2006 **Garage:** 2.00 **Lot:** 0.2400 **PropType:** Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	Distressed Market:	0.80 %
Quick Sale Price:	$0	Calculated Price:	$225,881

LISTED COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	LP/Sqft	Included
#1	4539 W Persimmon Street	Fayetteville	72704	5	4.50	4226	1	2.00	6.3800	1958	0.13	11/4/2019	$700,000	253	$166	
#2	4401 W Putting Green Drive	Fayetteville	72704	4	3.00	2741	1	3.00	0.2600	2005	0.23	7/13/2020	$348,000	1	$127	
#3	667 N Rupple Road	Fayetteville	72704	3	2.50	1987	1	2.00	0.1500	2007	0.56	7/13/2020	$240,000	1	$121	
#4	729 Rupple Road	Fayetteville	72704	3	2.50	1827	1	2.00	0.1000	2006	0.59	7/11/2020	$220,000	3	$120	
#5	4023 Wedington Drive	Fayetteville	72704	3	2.50	1708	1	2.00	1.9700	1975	0.67	6/10/2020	$495,000	34	$290	
#6	1395 N Fieldstone Avenue	Fayetteville	72704	3	2.00	1431	1	2.00	0.2500	1995	0.70	7/10/2020	$189,000	4	$132	

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date:	Subject: 4672 W Soapstone Drive Fayetteville, AR 72704	Bed: 3	Bath: 2.00	SQFT: 1914	Built: 2006	Garage: 2.00	Lot: 0.2400	PropType: Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	Distressed Market:	0.80 %
Quick Sale Price:	$0	Calculated Price:	$225,881

RedBell Real Estate

UNDER CONTRACT COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	TOT DOM	LP/Sqft	Included

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: | Subject: 4672 W Soapstone Drive Fayetteville, AR 72704 | Bed: 3 | Bath: 2.00 | SQFT: 1914 | Built: 2006 | Garage: 2.00 | Lot: 0.2400 | PropType: Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	Distressed Market:	0.80 %
Quick Sale Price:	$0	Calculated Price:	$225,881

RedBell Real Estate

MAP



W Tumbleweed St
W Lofty Wood Dr
Homespun Dr
W Flagstick Dr
N 46th Ave
N Broyles Ave
N Timeless Dr
N Tournament Dr
W Trail Dust St
W Trail Dust St
W Putting Gree
W Soapstone Dr
W Soapstone Dr
W Wedge Dr
W Persimmon St
648
W Persimmon St
650
W Persimmon St
bing
© 2020 Microsoft Corporation © 2020 HERE

Subject

Sold

Date:	Subject: 4672 W Soapstone Drive Fayetteville, AR 72704	Bed: 3	Bath: 2.00	SQFT: 1914	Built: 2006	Garage: 2.00	Lot: 0.2400	PropType: Single Family

Order ID: 32732026-5

Retail Market:	99.20 %	Distressed Market:	0.80 %
Quick Sale Price:	$0	Calculated Price:	$225,881

RedBell Real Estate

AERIAL VIEW MAP



3
2
1
bing
© 2020 Microsoft Corporation © Vexcel Imaging

Subject

Sold

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: | Subject: 4672 W Soapstone Drive Fayetteville, AR 72704 | Bed: 3 | Bath: 2.00 | SQFT: 1914 | Built: 2006 | Garage: 2.00 | Lot: 0.2400 | PropType: Single Family

Order ID: 32732026-5

Retail Market: 99.20 % | Distressed Market: 0.80 %

Quick Sale Price: $0 | Calculated Price: $225,881

RedBell Real Estate

MARKET ANALYSIS

	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Total # of Sales (Solds)	25	38	31	31
Absorption Rate(Sales per Month)	8.33	12.67	10.33	10.33
Inventory (Listing and Pending)	36	36	36	36
Months Supply	4.32	2.84	3.48	3.48

			SOLD			
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Low	$189,000	$150,000	$137,500	$147,400	$182,035	$146,000
High	$700,000	$349,900	$529,950	$486,643	$356,955	$399,383
Median	$294,000	$211,915	$239,000	$217,250	$233,270	$232,000
Average	$365,333	$221,736	$246,897	$230,205	$243,623	$246,117
Median DOM	3	31	30	46	46	34

Current Active Listings	6
Current Pending	30

MEDIAN SOLD PRICE AS % OF FINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
99.79%	97.32%	100.00%	98.88%

MEDIAN SOLD PRICE AS % OF ORIGINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
100.00%	95.71%	100.14%	97.81%

FILTERED MARKET ANALYSIS

Subject SQFT: 1914 | Subject Year Built: 2006 | Property Type: Single Family

Filter by:

Min SQFT: | Max SQFT: | Min Year Built: | Max Year Built:

Min Bed: | Max Bed: | Zip: | Property Type: Single Family

	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Total # of Sales (Solds)	25	38	31	31
Absorption Rate(Sales per Month)	8.33	12.67	10.33	10.33
Inventory (Listing and Pending)	36	36	36	36
Months Supply	4.32	2.84	3.48	3.48

			SOLD			
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Low	$189,000	$150,000	$137,500	$147,400	$182,035	$146,000
High	$700,000	$349,900	$529,950	$486,643	$356,955	$399,383
Median	$294,000	$211,915	$239,000	$217,250	$233,270	$232,000
Average	$365,333	$221,736	$246,897	$230,205	$243,623	$246,117
Median DOM	3	31	30	46	46	34

Current Active Listings	6
Current Pending	30

MEDIAN SOLD PRICE AS % OF FINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
99.79%	97.32%	100.00%	98.88%

MEDIAN SOLD PRICE AS % OF ORIGINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
100.00%	95.71%	100.14%	97.81%

DEPRESSED MARKET GRID

	# of Listings	% of Listings	# of Pending	% of Pending	# of Solds	% of Solds
Retail	6	100%	29	96.67%	124	99.2%
Short Sale	0	0%	0	0%	0	0%
REO	0	0%	1	3.33%	1	0.8%

MEDIAN SALE PRICE

ONE MONTH				TWO MONTHS				THREE MONTHS			
Contract Date	Pending	Sales	Median Price	Contract Date	Pending	Sales	Median Price	Contract Date	Pending	Sales	Median Price
Jul-18	0	15	$181,115	Jun - Jul-18		15	$181,115	May - Jul-18		15	$181,115
Aug-18	0	22	$201,000	Jul - Aug-18		37	$190,400	Jun - Aug-18		37	$190,400
Sep-18	0	8	$185,675	Aug - Sep-18		30	$195,925	Jul - Sep-18		45	$190,400
Oct-18	0	4	$201,950	Sep - Oct-18		12	$192,375	Aug - Oct-18		34	$196,450
Nov-18	0	6	$237,346	Oct - Nov-18		10	$218,500	Sep - Nov-18		18	$213,000
Dec-18	0	4	$185,000	Nov - Dec-18		10	$218,500	Oct - Dec-18		14	$215,000
Jan-19	0	6	$200,725	Dec - Jan-19		10	$200,725	Nov - Jan-19		16	$215,000
Feb-19	0	7	$193,000	Jan - Feb-19		13	$193,450	Dec - Feb-19		17	$193,450
Mar-19	0	8	$177,553	Feb - Mar-19		15	$184,900	Jan - Mar-19		21	$190,000
Apr-19	0	11	$215,000	Mar - Apr-19		19	$200,000	Feb - Apr-19		26	$196,750
May-19	0	6	$225,750	Apr - May-19		17	$220,000	Mar - May-19		25	$206,000
Jun-19	0	3	$216,900	May - Jun-19		9	$222,500	Apr - Jun-19		20	$218,450
Jul-19	0	10	$239,500	Jun - Jul-19		13	$239,500	May - Jul-19		19	$232,000
Aug-19	0	10	$255,055	Jul - Aug-19		20	$239,500	Jun - Aug-19		23	$239,500
Sep-19	0	7	$210,000	Aug - Sep-19		17	$219,900	Jul - Sep-19		27	$234,900
Oct-19	0	12	$230,625	Sep - Oct-19		19	$219,000	Aug - Oct-19		29	$230,600
Nov-19	0	11	$229,950	Oct - Nov-19		23	$230,600	Sep - Nov-19		30	$229,950
Dec-19	0	10	$221,500	Nov - Dec-19		21	$229,950	Oct - Dec-19		33	$229,950
Jan-20	0	16	$247,500	Dec - Jan-20		26	$237,172	Nov - Jan-20		37	$233,270
Feb-20	0	11	$216,500	Jan - Feb-20		27	$236,715	Dec - Feb-20		37	$235,000
Mar-20	0	11	$208,521	Feb - Mar-20		22	$212,972	Jan - Mar-20		38	$231,475
Apr-20	0	13	$206,251	Mar - Apr-20		24	$207,533	Feb - Apr-20		35	$209,445
May-20	0	5	$212,950	Apr - May-20		18	$209,600	Mar - May-20		29	$208,521
Jun-20	0	9	$238,000	May - Jun-20		14	$237,250	Apr - Jun-20		27	$236,500

THIS IS A BROKER PRICE OPINION OR COMPARATIVE MARKET ANALYSIS AND SHOULD NOT BE CONSIDERED AN APPRAISAL.
In making any decision that relies upon my work, you should know that I have not followed the guidelines for development of an appraisal or analysis contained in the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation.

Notice: Based on information from the Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 8/7/2019 through 7/14/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.